UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware		19713
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(d) On November 21, 2011, SLM Corporation, a Delaware corporation (the “Company”), provided written notice to The New York Stock Exchange (the “NYSE”) that the Company expects to voluntarily cease trading on the NYSE, effective on or about December 11, 2011, and intends to transfer its stock exchange listing to the NASDAQ to commence trading on or about December 12, 2011. The Company’s common stock, par value $0.20 per share, and its other listed securities have been approved for listing on the NASDAQ.

The following equity and debt securities of the Company will trade under the following symbols:

Equity or Debt Securities	Symbol

Common Stock, par value $.20 per share	SLM

6.97% Cumulative Redeemable Preferred Stock, Series A, par value $.20 per share	SLMAP (previously, SLMPRA)

Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP (previously, SLMPRB)

Medium Term Notes, Series A, CPI-Linked Notes due March 15, 2017	OSM

Medium Term Notes, Series A, CPI-Linked Notes due January 16, 2018	ISM

6% Senior Notes due December 15, 2043	JSM

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On November 17, 2011, the board of directors (the “Board”) of the Company amended Section 12 of Article III (Qualification of Directors) to the Company’s By-Laws to reference the definition of director “independence” contained in the Company’s Board Governance Guidelines rather than explicitly defining “independence” in the By-Laws. The definition of “independence” in the Board Governance Guidelines is substantially similar to those contained in the By-Laws. In addition, as part of the transfer of stock exchange listing to the NASDAQ described above, certain definitions of independence in the Board Governance Guidelines will be amended to conform to the NASDAQ independence requirements.

The By-Laws amendment and the Board Governance Guidelines amendment will become effective upon the transfer of stock exchange listing to the NASDAQ.

The preceding description of the By-Laws amendment is qualified in its entirety by reference to the Company’s By-Laws, a copy of which is filed as Exhibits 3.2 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2	SLM Corporation By-Laws.

99.1	SLM Corporation Press Release dated November 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: November 21, 2011	By:	/s/ Laurent C. Lutz

Laurent C. Lutz
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.2	SLM Corporation By-Laws.

99.1	SLM Corporation Press Release dated November 21, 2011.